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                                                                  EXHIBIT 10.15


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     This Amended and Restated Registration Rights Agreement (the "Agreement") is made and entered into as of the 31st day of May, 1996, by and among HomeSide, Inc. a Delaware corporation (the "Company") and those shareholders of the Company who have accepted and agreed to the terms hereof by executing a signature page of this Agreement (collectively, the "Shareholders").

     The parties hereby agree as follows:

     1.   Definitions
          -----------

          "Bank of Boston" means The First National Bank of Boston, in its capacity as a Shareholder hereunder.

          "Best efforts" with respect to the Company shall mean the reasonable good faith efforts of the Company.

          "Business Day" means any day except a Saturday, a Sunday or other day on which commercial banks in Boston, Massachusetts are required or authorized by law to be closed.

          "Commission" means the Securities and Exchange Commission and any successor agency of the United States federal government administering the Securities Act or the Exchange Act.

          "Common Stock" means the Class A voting common stock of the Corporation, $.01 par value.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and interpretations thereunder.

          "Holder" means any Shareholder owning or having the right to acquire Registrable Shares as of the date hereof, or any rightful assignee thereof.

          "Lee" means collectively, Thomas H. Lee Equity Fund III, L.P. ("Fund III") and the affiliates of and co-investors with Fund III, in their capacities as Shareholders hereunder.

          "Madison Dearborn" means Madison Dearborn Capital Partners, L.P., in its capacity as a Shareholder hereunder.

          "Person" means a corporation, an association, a partnership, a trust, an organization, a business, an individual, or a government or political agency or other entity.

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          A "Public Offering" shall mean the completion of a sale of Common
Stock pursuant to a registration statement which has become effective under the Securities Act, excluding registration statements on Form S-4, S-8 or similar limited purpose forms.

          "Registrable Securities" means the shares of Common Stock now or hereafter held by the Shareholders or issuable to the Shareholders upon conversion of convertible securities now or hereafter held by the Shareholders or upon exercise of options or warrants to purchase the same. Securities will cease to be Registrable Securities when (a) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective, and they have been disposed of pursuant to such effective registration statement, (b) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) they have been otherwise transferred and new certificates or other evidences of ownership for them (not bearing a legend to the effect that such securities have not been registered under the Securities Act and may not be sold or transferred in the absence of registration or an exemption therefrom under the Securities Act, and not subject to any stop transfer order or other restriction on transfer) have been delivered by or on behalf of the Company, and they may be resold without subsequent registration under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules, regulations and interpretations thereunder.

          "Siesta" means Siesta Holdings, Inc., a Nevada corporation, in its capacity as a Shareholder hereunder.

     2.   Demand Registrations
          --------------------

          (a) REQUEST FOR REGISTRATION. At any time (i) Holders of more than fifty percent (50%) of the Registrable Securities then outstanding or issuable to Lee, (ii) Bank of Boston, (iii) Madison Dearborn, or (iv) Siesta , may make a written request to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of their or their affiliates' Registrable Securities (a "Demand Registration"); PROVIDED, HOWEVER, that (a) no such request may be made with respect to Registrable Securities with an expected aggregate offering price to the public of less than $20,000,000; (b) the Company need effect only two (2) Demand Registrations (per requesting party) pursuant to any request made by any of Lee, Bank of Boston, Siesta or Madison Dearborn; and (c) prior to the initial public offering of securities of the Company pursuant to the Securities Act, no request for a Demand Registration shall be effective unless such request shall be made by the Holders of more than fifty percent (50%) of the Registrable Securities then outstanding or issuable to Lee, subject to any further restrictions contained in the Amended and Restated Shareholder Agreement dated as of May 31, 1996, as amended from time to time. Such request shall specify the aggregate number of Registrable Securities

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proposed to be sold. Within ten (10) days after receipt of such request, the
Company shall give written notice (the "Notice") of such registration request to all other Holders of Registrable Securities, specifying those Holders who requested registration and the number of Registrable Securities as to which registration was requested, and stating that the Company will include in such registration all Registrable Securities as to which the Company has received written requests for inclusion therein within twenty (20) days after the giving of the Notice. Within five (5) days after the expiration of such twenty (20) days, the Company will notify all the Holders to be included in such registration of the other Holders and the number of Registrable Securities requested to be included therein.

          (b) PARTICIPATION BY OTHER PARTIES. No Person other than a Holder of Registrable Securities shall be permitted to offer any securities under any Demand Registration unless (i) such Person is the Company or is entitled to exercise Piggyback Registration rights pursuant to contractual commitments with the Company and (ii) the Holders of Registrable Securities participating in such Demand Registration and their underwriters, if any, in their sole discretion, determine that such Demand Registration can accommodate such additional participation.

          (c) EFFECTIVE REGISTRATION AND EXPENSES. A registration will not count as a Demand Registration until it has become effective and until all of the Registrable Securities included in such registration have actually been sold thereunder. No Demand Registration may be requested at a time when a registration is effective with respect to the class of securities proposed to be included in such Demand Registration (except with respect to a registration on Form S-4 or S-8, or any other form not available for registering the Registrable Securities for sale to the public). The Company shall pay all Registration Expenses (as defined in Section 8 below) in connection with a registration made pursuant to this Section 2, whether or not such registration becomes effective or Registrable Securities are sold thereunder.

          (d) PRIORITY ON DEMAND REGISTRATIONS. If in the opinion of the managing underwriter or underwriters of a proposed offering the number of Registrable Securities requested to be included in such offering exceeds the number which can be sold in such offering or is reasonably likely materially and adversely to affect the success or offering price of such offering (an "Undersubscribed Offering"), there shall be excluded, to the extent necessary, shares requested for inclusion in such Undersubscribed Offering in the following order: (i) first, shares of those shareholders of the Company other than Holders shall be excluded, PRO RATA on the basis of the shares requested to be included by each; (ii) next, shares requested to be included by the Company shall be excluded; and (iii) next, shares of Registrable Securities requested to be included by Holders shall be excluded, PRO RATA on the basis of the shares requested to be included by each such Holder. Notwithstanding the foregoing, in the event an Undersubscribed Offering is also an initial public offering of the securities of the Company, the shares requested for inclusion in such offering shall be excluded in the following order: (x) first, shares of those shareholders of the Company other

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than Holders shall be excluded, PRO rata on the basis of the shares requested to be included by each; (y) next, shares of Registrable Securities requested to be included by Holders shall be excluded, PRO RATA on the basis of the shares requested to be included by each such Holder; and (z) next, shares requested to be included by the Company shall be excluded; PROVIDED, HOWEVER, that if the shares to be sold by the Company in such offering constitute more than twenty percent (20%) of the total number of shares to be sold in the offering, then such offering shall be deemed to be a Company initiated offering and the Holders of Registrable Securities shall be deemed to have exercised only Piggyback Registration rights under Section 3 hereof and not any Demand Registration rights under this Section 2.

          (e) SELECTION OF UNDERWRITERS. The Person making the request for Demand Registration will select the investment banker or bankers and managing underwriter or underwriters for each Demand Registration.

     3.   Piggyback Registration
          ----------------------

          (a) RIGHT TO PIGGYBACK. If at any time the Company proposes to file a registration statement under the Securities Act for any shares of Common Stock or any options, warrants, units, convertibles, rights or other securities related or linked to any shares of such Common Stock (except with respect to registration statements on Form S-4 or S-8, or any other form not available for registering the Registrable Securities for sale to the public), with respect to an offering for its own account or for the account of another Person (other than the Holders of Registrable Securities in their capacity as such) of any class of security (a "Proposed Registration"), then the Company shall in each case give written notice of such proposed filing to the Holders of Registrable Securities at least twenty (20) days before the anticipated filing date, and shall, subject to Section 4(b), include in such registration statement such amount of Registrable Securities as each such Holder may request (a "Piggyback Registration") within ten (10) days of the receipt of such notice. The Company shall register such Registrable Securities on the same terms and subject to the same conditions applicable to the registration in the Proposed Registration of equity securities to be sold by the Company or the Person selling under such Proposed Registration; provided that the Company shall in all events pay Registration Expenses associated with the inclusion of Registrable Securities as provided in Section 8.

          (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If in the opinion of the managing underwriter or underwriters of such offering the number of Registrable Securities which the Holders intend to include in such offering exceeds the number which can be sold in such offering or is reasonably likely materially and adversely to affect the success or offering price of such offering, then the amount of securities to be offered for the accounts of Holders of Registrable Securities shall be reduced, pro rata in accordance with the number of such securities held by such Holders requested to be included in such registration.

          (c) SELECTION OF UNDERWRITERS. The Company will select a managing

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underwriter or underwriters to administer each Piggyback Registration.

     4.   Registration on Form S-3
          ------------------------

          The Company shall use its best efforts to qualify for registration under Form S- 3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form. After the Company is qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of at least 10% of the Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holders); provided, that the Company shall not be obligated to effect any such registration pursuant to this Section 4 more than once in any 12 month period, and in no event shall the Company be required to register shares with any aggregate market value of less than $1 million.

     5.   Restrictions on Public Sale by Holders of Registrable Securities
          ----------------------------------------------------------------

          To the extent not inconsistent with applicable law, each Holder of Registrable Securities agrees not to effect any public sale or distribution of securities of the Company including a sale pursuant to Rule 144 under the Securities Act, during the seven (7) days prior to, and during the one hundred eighty (180)-day period beginning on, the effective date of a registration statement filed by the Company, if and to the extent requested (i) by the Company or (ii) by the managing underwriter or underwriters in the case of an underwritten public offering.

     6.   Restriction on Public Sale by the Company
          -----------------------------------------

          The Company agrees (i) not to effect any public sale or distribution of its equity securities other than (A) a sale or distribution of such securities in connection with a merger or consolidation by the Company or any of its Subsidiaries or the acquisition by the Company or any of its Subsidiaries of the capital stock or substantially all of the assets of any other Person, or (B) in connection with an employee stock option or other benefit plan, during the seven days prior to, and during the 180-day period beginning on the effective date of any registration statement relating to a Demand Registration (the "Holdback Period"), except where Holders of a majority of the Registrable Securities to be included in such registration statement consent; and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which Holders of such securities agree not to effect any public sale or distribution of any such securities during such Holdback Period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted); provided, however, that

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the provisions of this Section 6 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

     7.   Registration Procedures
          -----------------------

          Whenever the Holders of Registrable Securities request that any such securities be registered pursuant to Section 2, 3 or 4 of this Agreement and, in addition, at any other time pursuant to Section 7(d) below, the Company shall use its best efforts to effect the registration and to further the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request the Company shall, as expeditiously as possible:

          (a) in connection with a request pursuant to Section 2, prepare and file with the Commission within 60 days, and use its best efforts to prepare and so file within 45 days after receipt of a request to file a registration statement, on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended method of distribution thereof, and in connection with any registration statement filed for Registrable Securities hereunder, use its best efforts to cause such registration statement to become effective; PROVIDED that if such registration statement does not become effective, then any Demand Registration prompting such undertaking by the Company shall be deemed to be rescinded and retracted and shall not be counted as, or deemed or considered to be or to have been, a Demand Registration for any purpose. In connection with the preparation and filing of each registration statement registering Registrable Securities under this Agreement, the Company will give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and their underwriter, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holders registering Registrable Securities in such registration and by their counsel;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period

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referred to in Section 4(3) of the Securities Act and Rule 174 or other comparable provisions thereunder, if applicable), and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

          (c) furnish to such Holder selected by a majority in interest of such Holders and the managing underwriter or underwriters without charge, at least one signed copy of the registration statement and any post-effective amendment thereto and such number of conformed copies thereof and such number of copies of the prospectus (including any preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Holder of Registrable Securities or managing underwriter may request in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder of Registrable Securities covered by the registration statement and the managing underwriter or underwriters (or any other underwriter or dealer who is required to deliver the prospectus), if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

          (d) notify any Holder on whose behalf Registrable Securities are being registered under this Agreement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

          (e) enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The Holders on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities. Such indemnity agreement shall comply with the provisions of Section 8;

          (f) if requested by the managing underwriter or underwriters or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by

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such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (g) on or prior to the date on which the registration statement is declared effective, use its best efforts to register or qualify, and cooperate with the Holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such Holder or underwriter reasonably requests in writing, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement, provided, however, that the Company will not be required
(i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (g), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

          (h) use its best efforts to cause the Registrable Securities included in such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers or the underwriter or underwriters, if any, thereof to consummate the disposition of such Registrable Securities;

          (i) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

          (j) immediately notify each Holder on whose behalf Registrable Securities have been registered pursuant to this Agreement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact

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or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (k) use its best efforts to cause all such Registrable Securities included in such registration statement to be listed by the date of the first sale of Registrable Securities pursuant to such registration statement on each securities exchange on which securities issued by the Company are then listed or proposed to be listed, if any;

          (l) make available for inspection, during normal business hours, by any Holder on whose behalf Registrable Securities are being registered under this Agreement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of the Company and its Subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by law or regulation. The Holder on whose behalf Registrable Securities are being registered under this Agreement agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice, to the extent practicable, to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (m) furnish, at the request of any Holder of Registrable Securities sold in such offering, on any date that any Registrable Security is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date from counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein) and (C) the opinion covers such other effects with respect to the registration as are customarily covered in opinions of issuers' counsel delivered to underwriters in connection with underwritten public offerings of securities (including with respect to such registration statement and the prospectus included therein), and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed

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to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment thereof or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information with respect to events subsequent to the date of such financial statements) with respect to the registration (including with respect to such registration statement and the prospectus included therein) in respect of which such letter is being given as are customarily covered in accountant's letters delivered to underwriters in connection with underwritten public offerings of securities;

          (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, to make available to the Holders of Registrable Securities an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or other comparable provisions), and to take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters retained by such Holders, if any, may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (o) keep all Holders of Registrable Securities advised in writing as to the initiating of proceedings for such registration and qualification and as to the completion hereof, and will advise any such Holder, upon request, of the progress of such proceedings; and

          (p) in connection with any registration of Registrable Securities under this Agreement, the Company will provide a transfer agent and registrar for the Registrable Securities not later than the effective date of such registration statement.

          Each Holder of Registrable Securities as to which registration is being effected pursuant hereto shall use its best efforts to cooperate with the Company, and the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(j) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(j) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 7(b)

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hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(j) hereof to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 7(j) hereof.

     8.   Registration Expenses
          ---------------------

          All costs and expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, transfer taxes, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, fees of transfer agents and registrars, internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered in accordance with Section 7(k), fees of the National Association of Securities Dealers, Inc., costs of insurance, including securities acts liability insurance (if the Company elects to obtain such insurance), the fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit, or "cold comfort" letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration and fees and expenses of other Persons retained by the Company, the fees and expenses of any underwriter (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities by the Holders of such Registrable Securities), the reasonable fees and disbursements of counsel retained by the underwriter, but excluding all fees and disbursements of counsel retained by the Holders of the Registrable Securities being registered, and any out-of-pocket expenses of the Holders of Registrable Securities (or the agents who manage their accounts), will be borne by the Company. Such expenses to be borne by the Company are referred to herein as "Registration Expenses".

     9.   Indemnification
          ---------------

          (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and to save and hold harmless each Holder of Registrable Securities and any underwriter for such Holder, the officers, directors and partners and partners of partners, and each person who controls such Holder or any such underwriter (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable attorneys fees and expenses and reasonable costs of investigation) to which the Holder or underwriter or any such other person may be subject, under the Securities Act or otherwise, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus or any

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



other document incident to the registration of Registrable Securities under the Securities Act or the qualification of the Registrable Securities under any state securities laws, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other federal or state securities laws, rules or regulations applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as the same arise out of reliance upon any untrue statement or omission furnished in writing to the Company by such Holder (or, if it is an underwritten offering, an underwriter selected by such Holders), expressly for use therein; provided that the Company shall not be required to indemnify any Holder of Registrable Securities for damages caused by such Holder's continuing to use a prospectus with respect to which such Holder has received a notice pursuant to
Section 7(j) hereof and has not received a notice of the amendment or supplementation of such prospectus, as contemplated in Section 7(j). In connection with an underwritten offering, the Company will, pursuant to a separate agreement, agree to indemnify the underwriters thereof, their officers, directors and partners and partners of partners, and each person who controls (within the meaning of the Securities Act) such underwriters (collectively, "Securities Professionals") to the same extent as provided above.

          (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, each of the Company's directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) and, if it is an underwritten offering, the underwriters, against any losses, claims, damages, liabilities, and expenses arising out of or based on any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus or amendment thereof or supplement thereto; provided, however, that the liability of any such Holder under this Section 9 (including, without limitation, Section 9(d) below) shall be limited to the proportion of any such losses, claims, damages, liabilities and expenses which is equal to the proportion that the public offering price of securities sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, and shall in no event exceed the net proceeds of the sale of Registrable Securities being sold pursuant to said registration statement or prospectus by such Holder; and provided further that no such Holder shall be required to indemnify the Company for damages caused by any Person, including the Company, continuing to use a prospectus (prior to its amendment or supplementation) more than three days after the Company has received a notice by such Holder of any such untrue statement or omission contained in such prospectus.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDING. If any action, suit, investigation or proceeding (including any governmental investigation) is brought or asserted against any selling Holder of Registrable Securities (or its officers, directors, partners, partners of partners or agents) or any person controlling any such Holder in respect of which indemnity may be sought from the Company, the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Holder, to represent such Holder and its officers, directors, partners, partners of partners, agents and controlling persons in connection with investigating, defending or preparing to defend any such action, suit, investigation or proceeding, and shall pay all reasonable expenses in connection therewith. Such Holder or such other person shall have the right to employ separate counsel in any such action and either direct its own defense or participate in the Company's defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Holder or such other person, unless (i) the Company has agreed to pay such fees and expenses or
(ii) the named parties to any such action, suit, investigation or proceeding (including any impleaded parties) include both such Holder or such other person, and such Holder or such other person shall have reasonably concluded that there may be one or more legal defenses available to such Holder or such other person which are different from or additional to those available to the Company or
(iii) the Company shall not have provided its counsel to take charge of such defense, then in any of such events referred to in clauses (i), (ii) or (iii), if such Holder or such other person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Holder or such other person, it being understood, however, that the Company shall not, in connection with any one such action, suit, investigation or proceeding or separate but substantially similar or related actions, suits, investigations or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for the Holders and such other persons, which firm shall be designated in writing by a majority of such Holders. The Company shall not be liable for any settlement of any such action, suit, investigation or proceeding effected without the Company's written consent (but such consent shall not be unreasonably withheld), but if any action, suit, investigation or proceeding is settled with the Company's consent, or if there be a final judgment for the plaintiff in any such action, suit, investigation or proceeding, the Company agrees to indemnify and hold harmless such Holder and such other person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Company will not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such action, claim or litigation.

          (d) CONTRIBUTION. If the indemnification provided for in this Section 9 is unavailable to an indemnified party under this Section 8 in respect of any losses, claims, damages, liabilities, expenses or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments
(i) as between the Company and such Holders on the one hand and the Securities Professionals on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the Securities Professionals on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Company and such Holders on the one hand and of the Securities Professionals on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and the Securities Professionals on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by the Securities Professionals, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company, of each such Holder and of the Securities Professionals shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such Holders agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if such Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Securities Professional shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     10.  Miscellaneous
          -------------

          (a) RULE 144. The Company covenants that, at all times after it has filed a registration statement pursuant to the requirements of the Securities Act relating to any class of securities of the Company, it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 that has become effective under the Securities Act, as such Rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Shareholder as follows: the execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or by-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

          (c) SPECIFIC PERFORMANCE. The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damage available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.

          (d) REMEDIES. The rights and remedies of each Holder of Registrable Securities hereunder shall be independent of the rights and remedies of any other Holder except as otherwise expressly provided herein. Without limiting the foregoing, if the Company or any other person has any rights, claims or defenses against any Holder of Registrable Securities, such rights, claims or defenses shall not apply with respect to any other Holder, except as otherwise expressly provided herein. The taking of any action or the failure to take any action by any Holder of this Agreement shall not, and shall not be deemed to, constitute the taking of any action or the failure to take any action by any other Holder, except as expressly set forth in this Agreement.

          (e) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, restated, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of 70% of the Registrable Securities then entitled to the benefits of this Agreement; PROVIDED, HOWEVER, that no amendment, restatement or modification which adversely affects the rights of any party hereto shall be made, restated or modified without the written consent of such party.

          (f) NOTICES. Any notice, request, instruction, or other document to be given hereunder by any party to another shall be in writing, shall be delivered personally or by overnight courier service or sent by certified mail, postage prepaid and return receipt requested, or by facsimile transmission (receipt confirmed) to the Company, 7301 Baymeadows Way, Jacksonville, FL 32256,
Attention: Robert Jacobs (facsimile transmission number: (904) 281-3062, and to each Shareholder at the address set forth on SCHEDULE 1 to this Agreement (or to such other address as any subsequent Holder of Registrable Securities or any other party to whom notice is to be given may provide in a written notice to the other parties), and (except when delivered personally) shall be deemed received three days after such notice is sent.

          (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties permitted by the next two sentences of this Section 10(g). The Company may not assign any of its obligations, duties or rights under this Agreement except with the written consent of a majority in interest of the Holders of Registrable Securities. In addition to any assignment by operation of law, each Holder of Registrable Securities may assign, in whole or in part, any or all of its rights (and/or obligations) under this Agreement to any Person.

          (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or any application of any provision contained herein, shall be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

          (k) ENTIRE AGREEMENT; SUPERSESSION OF PRIOR AGREEMENTS. This Agreement supersedes and replaces the Registration Rights Agreement, dated as of December 11, 1995, by and among the Company and the Shareholders party thereto and is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

          (l) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

          (m) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, applicable to contracts made and to be performed wholly within that Commonwealth without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended an Restated Registration Rights Agreement as an instrument under seal to be effective as of the date first above written.

                                   HOMESIDE, INC.


                                   By: /s/ Joe K. Pickett
                                       ------------------------------
                                       Name: Joe K. Pickett
                                       Title: Chairman and CEO


                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By: /s/ Peter J. Manning
                                       ------------------------------
                                       Name: Peter J. Manning
                                       Title: Executive Director


                                   THOMAS H. LEE COMPANY


                                   By: /s/ Thomas M. Hagerty
                                       ------------------------------
                                       Name: Thomas M. Hagerty
                                       Title: Vice President


                                   THOMAS H. LEE EQUITY FUND III, L.P.

                                   By:  THL Equity Advisors III Limited
                                        Partnership, its general partner

                                   By:  THL Equity Trust III, its general
                                        partner

                                   By: /s/ Thomas M. Hagerty
                                       ------------------------------
                                       Name: Thomas M. Hagerty
                                       Title: Vice President

     `                             THOMAS H. LEE FOREIGN FUND III, L.P.

                                   By:  THL Equity Advisors III Limited
                                          Partnership, its general partner

                                   By:  THL Equity Trust III, its general
                                          partner


                                   By: /s/ Thomas M. Hagerty
                                       ------------------------------
                                       Name: Thomas M. Hagerty
                                       Title: Vice President


                                   MADISON DEARBORN CAPITAL PARTNERS,
                                   L.P.

                                   By:  Madison Dearborn Partners, Inc., its
                                         general partner


                                   By: /s/ Justin S. Huscher
                                       ------------------------------
                                       Name: Justin S. Huscher
                                       Title: Vice President


                                   SIESTA HOLDINGS, INC.


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:


                                   SMITH BARNEY INC.


                                   By:
                                       ------------------------------
                                       Name:
                                       Title:

                                   Lee Holders
                                   -----------

/s/ David V. Harkins                     /s/ Soren L. Oberg
- ------------------------                 -------------------------------------
David V. Harkins                         Soren L. Oberg

/s/ Thomas R. Shepherd                   /s/ Scott L. Jaeckel
- ------------------------                 -------------------------------------
Thomas R. Shepherd                       Scott L. Jaeckel

/s/ Scott A. Schoen                      /s/ Simon E. Brown
- ------------------------                 -------------------------------------
Scott A. Schoen                          Simon E. Brown

/s/ C. Hunter Boll                       /s/ Darius C. Brooks
- ------------------------                 -------------------------------------
C. Hunter Boll                           Darius C. Brooks

/s/ Anthony J. DiNovi                    /s/ Charles W. Robins
- ------------------------                 -------------------------------------
Anthony J. DiNovi                        Charles W. Robins

/s/ Thomas M. Hagerty                    /s/ James Westra
- ------------------------                 -------------------------------------
Thomas M. Hagerty                        James Westra

/s/ Joseph J. Incandela                  /s/ Barbara F. Lee
- ------------------------                 -------------------------------------
Joseph J. Incandela                      Barbara F. Lee

/s/ Warren C. Smith, Jr.
- ------------------------                 Robert Schiff Lee 1988 Irrevocable
Warren C. Smith, Jr.                      Trust

/s/ Seth W. Lawry
- ------------------------                 By: /s/ Charles W. Robins
Seth W. Lawry                                ---------------------------------
                                              Trustee as aforesaid and not
                                              individually
/s/ Kent R. Weldon
- ------------------------
Kent R. Weldon                           Stephen Zachary Lee 1988 Irrevocable
                                           Trust
/s/ Wendy L. Masler
- ------------------------
Wendy L. Masler                          By: /s/ Charles W. Robins
                                             ---------------------------------
                                              Trustee as aforesaid and not
                                               individually
/s/ Andrew D. Flaster
- ------------------------                 /s/ Warren C. Smith, Jr.
Andrew D. Flaster                        -------------------------------------
                                         Warren C. Smith as trustee of
/s/ Kristina A. Weinberg                 Martha Marks Irrevocable Family Trust
- ------------------------
Kristina A. Weinberg

                                         /s/ Sheryll J. Harkins
                                         --------------------------------------
Thomas H. Lee Company                    Sheryll J. Harkins as trustee of
                                         Jessica Ashley Harkins Gift Trust

By: /s/ Wendy L Masler                   /s/ Sheryll J. Harkins
   ---------------------                 --------------------------------------
   Name: Wendy L. Masler                 Sheryll J. Harkins as trustee of Jason
   Title:                                Edward Harkins Gift Trust

/s/ Scott M. Sperling
- --------------------------
Scott M. Sperling


                                         SCHEDULE 1
                                         ----------



Party                                  Address/Fax                           Copy To
- -----                                  -----------                           -------

The First National Bank of             100 Federal Street                    Bingham, Dana & Gould
Boston                                 Boston, MA  02110                     150 Federal Street
                                       (617) 434-7825                        Boston, MA  02110
                                                                             (617) 951-8736
                                                                             Attn: Norman J. Shachoy, Esq.

Thomas H. Lee Company;                 c/o Thomas H. Lee Company             Hutchins, Wheeler & Dittmar
Thomas H. Lee Equity                   75 Federal Street                     101Federal Street
     Fund III, L.P.;                   Boston, MA 02109                      Boston, MA 02110
Thomas H. Lee Foreign                  (617) 227-2514                        (617) 951-1295
     Fund III, L.P.; or                                                      Attn:  James Westra, Esq
Any of the Lee Holders

Siesta Holdings, Inc.                  c/o Barnett Banks, Inc.               Fried, Frank, Harris, Shriver
                                       50 North Laura Street                 & Jacobson
                                       Jacksonville, FL  32202-3638          One New York Plaza
                                       (904) 987-0975                        New York, NY  10004-1980
                                       Attn:  Karen Lugar,Esq.               (212) 859-4000
                                                                             Attn:  Gail Weinstein, Esq.

Madison Dearborn Capital               c/o Madison Dearborn                  Kirkland & Ellis
Partners, L.P.                         Partners, Inc.                        200 East Randolph Drive
                                       Suite 1330                            Chicago, IL  60601
                                       Three First National Plaza            (312) 861-2200
                                       Chicago, IL  60602                    Attn:  James Stempel, Esq.
                                       (312) 732-4098
                                       Attn:  Justin Huscher

Smith Barney, Inc.                     388 Greenwich Street
                                       New York, NY  10013
                                       (212) 816-7763
                                       Attn: Hans Morris

